Exhibit 99.2

Synovus

  INCOME STATEMENT DATA

  (Unaudited)

(In thousands, except per share data)	2015	2014				1st Quarter

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	‘15 vs. ‘14 Change

Interest income	$231,401	234,703	233,394	232,213	228,382	1.3%
Interest expense	28,138	27,248	27,131	27,162	27,868	1.0

Net interest income	203,263	207,455	206,263	205,051	200,514	1.4
Provision for loan losses	4,397	8,193	3,843	12,284	9,511	(53.8)

Net interest income after provision for loan losses	198,866	199,262	202,420	192,767	191,003	4.1

Non-interest income:
Service charges on deposit accounts	19,133	20,287	20,159	19,238	19,214	(0.4)
Fiduciary and asset management fees	11,571	11,690	11,207	11,296	11,033	4.9
Brokerage revenue	7,251	6,887	7,281	6,707	6,213	16.7
Mortgage banking income	6,484	4,895	4,665	5,283	3,511	84.7
Bankcard fees	8,077	8,536	8,182	8,695	7,518	7.4
Investment securities gains, net	725	-	-	-	1,331	(45.5)
Other fee income	5,246	4,635	4,704	4,928	4,863	7.9
Gain on sale of Memphis branches, net (1)	-	-	-	-	5,789	nm
Other non-interest income	7,367	7,619	7,787	7,241	10,710	(31.2)

Total non-interest income	65,854	64,549	63,985	63,388	70,182	(6.2)

Non-interest expense:
Salaries and other personnel expense	96,488	92,049	93,870	92,540	93,445	3.3
Net occupancy and equipment expense	26,172	26,370	26,956	26,425	26,056	0.4
Third-party processing expense	10,343	10,437	10,044	9,464	10,097	2.4
FDIC insurance and other regulatory fees	6,957	8,262	8,013	8,049	9,719	(28.4)
Professional fees	5,594	8,013	2,526	8,224	7,677	(27.1)
Advertising expense	3,443	8,102	7,177	6,281	2,477	39.0
Foreclosed real estate expense, net	9,496	6,502	9,074	4,063	5,681	67.2
Visa indemnification charges	375	310	1,979	356	396	(5.3)
Litigation settlement expenses (2)	-	463	12,349	-	-	-
Restructuring charges, net	(107)	3,484	809	7,716	8,577	nm
Other operating expenses	20,147	20,891	20,952	19,087	20,036	0.6

Total non-interest expense	178,908	184,883	193,749	182,205	184,161	(2.9)

Income before income taxes	85,812	78,928	72,656	73,950	77,024	11.4
Income tax expense	31,849	25,757	25,868	27,078	28,608	11.3

Net income	53,963	53,171	46,788	46,872	48,416	11.5

Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	-

Net income available to common shareholders	$51,404	50,612	44,229	44,313	45,857	12.1%

Net income per common share, basic (3)	$0.38	0.37	0.32	0.32	0.33	15.4%

Net income per common share, diluted (3)	0.38	0.37	0.32	0.32	0.33	15.2

Cash dividends declared per common share (3)	0.10	0.10	0.07	0.07	0.07	42.9

Return on average assets	0.80%	0.79	0.70	0.71	0.75	6.7
Return on average common equity	7.16	6.89	5.97	6.14	6.52	9.8

Weighted average common shares outstanding, basic (3)	134,933	137,031	139,043	138,991	138,932	(2.9)%
Weighted average common shares outstanding, diluted (3)	135,744	137,831	139,726	139,567	139,504	(2.7)

nm - not meaningful

* - ratios are annualized

(1)	Consists of gain, net of associated costs, from the 1Q14 sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(2)	Amounts consist of litigation settlement expenses with respect to certain legal matters.
Amounts for other periods presented herein are not reported separately as amounts are not material.
(3)	Share and per share data for 1Q14 has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

BALANCE SHEET DATA	March 31, 2015	December 31, 2014	March 31, 2014
(Unaudited)
(In thousands, except share data)

ASSETS
Cash and cash equivalents	$429,338	485,489	460,618
Interest bearing funds with Federal Reserve Bank	1,263,886	721,362	884,743
Interest earning deposits with banks	6,871	11,810	9,139
Federal funds sold and securities purchased under resale agreements	80,772	73,111	76,097
Trading account assets, at fair value	20,002	13,863	17,808
Mortgage loans held for sale, at fair value	89,245	63,328	50,390
Investment securities available for sale, at fair value	3,130,041	3,041,406	3,132,402

Loans, net of deferred fees and costs	21,106,213	21,097,699	20,159,004
Allowance for loan losses	(253,371)	(261,317)	(300,871)

Loans, net	20,852,842	20,836,382	19,858,133

Premises and equipment, net	451,843	455,235	467,375
Goodwill	24,431	24,431	24,431
Other real estate	74,791	85,472	110,757
Deferred tax asset, net	589,190	622,464	712,130
Other assets	620,532	616,878	631,403

Total assets	$27,633,784	27,051,231	26,435,426

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$6,251,393	6,228,472	5,870,570
Interest bearing deposits, excluding brokered deposits	14,251,510	13,660,830	13,714,382
Brokered deposits	1,604,946	1,642,398	1,365,939

Total deposits	22,107,849	21,531,700	20,950,891

Federal funds purchased and securities sold under repurchase agreements	125,323	126,916	164,946
Long-term debt	2,189,769	2,140,319	2,106,980
Other liabilities	180,208	211,026	214,113

Total liabilities	24,603,149	24,009,961	23,436,930

Shareholders’ equity:

Series C Preferred Stock - no par value, 5,200,000 shares outstanding at March 31, 2015, December 31, 2014, and March 31, 2014	125,980	125,980	125,980
Common stock - $1.00 par value. 133,929,630 shares outstanding at March 31, 2015, 136,122,843 shares outstanding at December 31, 2014, and 138,972,324 shares outstanding at March 31, 2014 (1)	140,329	139,950	139,786
Additional paid-in capital	2,976,882	2,960,825	2,976,193
Treasury stock, at cost - 6,399,177 shares at March 31, 2015, 3,827,579 shares at December 31, 2014, and 813,350 at March 31, 2014 (1)	(261,402)	(187,774)	(114,176)
Accumulated other comprehensive loss, net	(3,651)	(12,605)	(30,463)
Retained earnings (deficit)	52,497	14,894	(98,824)

Total shareholders’ equity	3,030,635	3,041,270	2,998,496

Total liabilities and shareholders’ equity	$27,633,784	27,051,231	26,435,426

(1) Share and per share data for 1Q14 has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

		2015	2014
		First	Fourth	Third	Second	First
		Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable investment securities (2)	$	2,998,597	3,027,769	3,035,940	3,091,537	3,181,678
Yield		1.85%	1.85	1.84	1.87	1.91

Tax-exempt investment securities (2) (4)	$	4,967	5,030	5,168	5,781	6,421
Yield (taxable equivalent)		6.21%	6.19	6.21	6.23	6.24

Trading account assets	$	14,188	12,879	16,818	16,011	20,346
Yield		3.02%	3.08	2.52	2.25	3.16

Commercial loans (3) (4)	$	17,176,641	16,956,294	16,603,287	16,673,930	16,451,594
Yield		4.06%	4.09	4.17	4.19	4.21

Consumer loans (3)	$	3,929,188	3,895,397	3,814,160	3,695,010	3,628,347
Yield		4.45%	4.42	4.44	4.51	4.53

Allowance for loan losses	$	(257,167)	(268,659)	(274,698)	(293,320)	(307,078)

Loans, net (3)	$	20,848,662	20,583,032	20,142,749	20,075,620	19,772,863
Yield		4.19%	4.22	4.29	4.32	4.34

Mortgage loans held for sale	$	64,507	60,892	70,766	59,678	38,699
Yield		3.92%	3.84	3.96	4.13	4.15

Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$	1,123,250	898,871	974,363	843,018	935,300
Yield		0.24%	0.23	0.23	0.23	0.23

Federal Home Loan Bank and Federal Reserve Bank stock (5)	$	80,813	75,547	78,131	76,172	82,585
Yield		3.90%	4.53	3.57	4.15	3.21
Total interest earning assets	$	25,134,984	24,664,020	24,323,935	24,167,817	24,037,892
Yield		3.73%	3.78	3.81	3.86	3.86

Interest Bearing Liabilities

Interest bearing demand deposits	$	3,800,476	3,781,389	3,722,599	3,830,956	3,878,590
Rate		0.19%	0.19	0.19	0.19	0.19

Money market accounts	$	6,210,704	6,009,897	6,044,138	6,033,523	6,077,357
Rate		0.32%	0.29	0.29	0.31	0.32

Savings deposits	$	649,597	638,813	645,654	644,103	616,962
Rate		0.05%	0.07	0.07	0.09	0.10

Time deposits under $100,000	$	1,324,513	1,315,905	1,335,848	1,364,322	1,423,487
Rate		0.61%	0.57	0.56	0.57	0.59

Time deposits over $100,000	$	1,926,380	1,877,602	1,871,136	1,824,349	1,956,925
Rate		0.80%	0.76	0.75	0.74	0.76

Brokered money market accounts	$	181,754	191,103	174,538	184,233	207,681
Rate		0.30%	0.28	0.27	0.27	0.26

Brokered time deposits	$	1,413,068	1,411,252	1,320,082	1,216,934	1,027,167
Rate		0.63%	0.58	0.52	0.51	0.62

Total interest bearing deposits	$	15,506,492	15,225,961	15,113,995	15,098,420	15,188,169
Rate		0.39%	0.36	0.35	0.36	0.38

Federal funds purchased and securities sold under repurchase agreements	$	222,658	186,993	171,429	219,490	215,027
Rate		0.08%	0.07	0.08	0.13	0.14

Long-term debt	$	2,207,215	2,084,636	2,142,705	2,099,578	2,156,836
Rate		2.41%	2.55	2.54	2.58	2.52
Total interest bearing liabilities	$	17,936,365	17,497,590	17,428,129	17,417,488	17,560,032
Rate		0.63%	0.62	0.62	0.62	0.64

Non-interest bearing demand deposits	$	6,108,558	6,110,047	5,824,592	5,765,287	5,537,090

Effective cost of funds		0.45%	0.44	0.44	0.45	0.47
Net interest margin		3.28%	3.34	3.37	3.41	3.39

Taxable equivalent adjustment	$	349	372	408	443	455

(1)  Yields and rates are annualized.

(2)  Excludes net unrealized gains and losses.

(3)  Average loans are shown net of unearned income. Non-performing loans are included.

(4)  Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.

(5)  Included as a component of Other Assets on the consolidated balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	March 31, 2015

Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans

Multi-Family	$1,227,449	5.8%	$223	0.1%
Hotels	635,646	3.0	417	0.2
Office Buildings	1,282,294	6.1	486	0.3
Shopping Centers	876,667	4.2	5,237	2.7
Commercial Development	123,679	0.6	11,644	6.0
Warehouses	533,387	2.5	412	0.2
Other Investment Property	544,941	2.6	1,361	0.7

Total Investment Properties	5,224,063	24.8	19,780	10.2

1-4 Family Construction	153,272	0.7	297	0.2
1-4 Family Investment Mortgage	800,648	3.8	9,573	4.9
Residential Development	169,695	0.8	12,956	6.7

Total 1-4 Family Properties	1,123,615	5.3	22,826	11.8

Land Acquisition	559,337	2.6	31,444	16.2

Total Commercial Real Estate	6,907,015	32.7	74,050	38.2

Commercial, Financial, and Agricultural	6,218,171	29.4	42,060	21.6
Owner-Occupied	4,089,663	19.4	31,626	16.3

Total Commercial & Industrial	10,307,834	48.8	73,686	37.9

Home Equity Lines	1,672,038	7.9	18,933	9.7
Consumer Mortgages	1,702,388	8.1	25,351	13.1
Credit Cards	242,257	1.2	-	-
Other Retail Loans	304,049	1.4	2,212	1.1

Total Retail	3,920,732	18.6	46,496	23.9

Unearned Income	(29,368)	(0.1)	-	nm

Total	$21,106,213	100.0%	$194,232	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON (Unaudited) (Dollars in thousands)

Loan Type	Total Loans March 31, 2015	December 31, 2014	1Q15 vs. 4Q14 % change (1)	March 31, 2014	1Q15 vs. 1Q14 % change

Multi-Family	$1,227,449	1,205,095	7.5%	988,290	24.2%
Hotels	635,646	698,746	(36.6)	702,934	(9.6)
Office Buildings	1,282,294	1,192,600	30.5	964,129	33.0
Shopping Centers	876,667	881,821	(2.4)	850,649	3.1
Commercial Development	123,679	121,990	5.6	149,038	(17.0)
Warehouses	533,387	561,508	(20.3)	574,059	(7.1)
Other Investment Property	544,941	548,011	(2.3)	514,084	6.0

Total Investment Properties	5,224,063	5,209,771	1.1	4,743,183	10.1

1-4 Family Construction	153,272	148,821	12.1	141,060	8.7
1-4 Family Investment Mortgage	800,648	808,770	(4.1)	841,942	(4.9)
Residential Development	169,695	177,216	(17.2)	186,558	(9.0)

Total 1-4 Family Properties	1,123,615	1,134,807	(4.0)	1,169,560	(3.9)

Land Acquisition	559,337	575,670	(11.5)	674,511	(17.1)

Total Commercial Real Estate	6,907,015	6,920,248	(0.8)	6,587,254	4.9

Commercial, Financial, and Agricultural	6,218,171	6,224,348	(0.4)	5,960,435	4.3
Owner-Occupied	4,089,663	4,049,725	4.0	4,000,847	2.2

Total Commercial & Industrial	10,307,834	10,274,073	1.3	9,961,282	3.5

Home Equity Lines	1,672,038	1,683,998	(2.9)	1,601,757	4.4
Consumer Mortgages	1,702,388	1,694,061	2.0	1,504,213	13.2
Credit Cards	242,257	253,649	(18.2)	253,149	(4.3)
Other Retail Loans	304,049	302,460	2.1	279,785	8.7

Total Retail	3,920,732	3,934,168	(1.4)	3,638,904	7.7

Unearned Income	(29,368)	(30,790)	(18.7)	(28,436)	3.3

Total	$21,106,213	21,097,699	0.2%	20,159,004	4.7%

(1) Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)	2015	2014				1st Quarter

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	‘15 vs. ‘14 Change

Non-performing Loans	$194,232	197,757	242,382	259,547	384,324	(49.5) %
Other Loans Held for Sale (1)	1,082	3,606	338	2,045	3,120	(65.3)
Other Real Estate	74,791	85,472	81,636	101,533	110,757	(32.5)

Non-performing Assets	270,105	286,835	324,356	363,125	498,201	(45.8)

Allowance for Loan Losses	253,371	261,317	269,376	277,783	300,871	(15.8)

Net Charge-Offs - Quarter	12,343	16,253	12,250	35,371	15,181	(18.7)
Net Charge-Offs / Average Loans - Quarter (2)	0.23%	0.31	0.24	0.69	0.30

Non-performing Loans / Loans	0.92	0.94	1.18	1.27	1.91
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	1.28	1.35	1.57	1.77	2.46
Allowance / Loans	1.20	1.24	1.31	1.36	1.49

Allowance / Non-performing Loans	130.45	132.14	111.14	107.03	78.29
Allowance / Non-performing Loans (3)	197.55	197.22	176.47	177.62	100.16

Past Due Loans over 90 days and Still Accruing	$5,025	4,637	4,067	4,798	6,563	(23.4) %
As a Percentage of Loans Outstanding	0.02%	0.02	0.02	0.02	0.03

Total Past Dues Loans and Still Accruing	$57,443	51,251	72,712	60,428	75,038	(23.4)
As a Percentage of Loans Outstanding	0.27%	0.24	0.35	0.30	0.37

Accruing Troubled Debt Restructurings (TDRs)	$313,362	348,427	408,737	444,108	495,390	(36.7)

(1) Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.

(2) Ratio is annualized.

(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	March 31, 2015	December 31, 2014	March 31, 2014

Capital Rules in effect:	Basel III	Basel I	Basel I

Tier 1 Capital	$2,588,710	2,543,625	2,430,790
Total Risk-Based Capital	3,035,644	2,987,406	2,981,130
Common Equity Tier 1 Ratio (transitional)	10.78%	na	na
Common Equity Tier 1 Ratio (fully phased-in)	10.12	na	na
Tier 1 Common Equity Ratio	na	10.28	10.24
Tier 1 Capital Ratio	10.78	10.86	10.85
Total Risk-Based Capital Ratio	12.64	12.75	13.31
Tier 1 Leverage Ratio	9.65	9.67	9.46
Common Equity as a Percentage of Total Assets (2)	10.51	10.78	10.87
Tangible Common Equity as a Percentage of Tangible Assets (3)	10.43	10.69	10.78
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	11.99	12.33	12.70
Book Value Per Common Share (4)(5)	21.69	21.42	20.67
Tangible Book Value Per Common Share (3)(5)	21.50	21.23	20.48

(1) Current quarter regulatory capital information is preliminary. March 31, 2015 regulatory capital ratios determined under Basel III capital rules.

      Prior period ratios were determined under Basel I capital rules.

(2) Common equity consists of Total Shareholders’ Equity less Preferred Stock.

(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4) Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.

(5) Per share data for 1Q14 has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.